UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2010 (February 22, 2010)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

222 Robert Rose Drive
Murfreesboro, TN 37129
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosure

The Company is furnishing an amendment to its Supplemental Information for the fourth quarter and year ended December 31, 2009, reported on Form 8-K on February 22, 2010.  This amendment contains a PDF version for the convenience of the public, which is also contained on its website www.nhinvestors.com.  See Exhibit 99 to this Current Report on Form 8-K/A.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99	Supplemental Information for the three months and year ended December 31, 2009, dated February 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: February 23, 2010